UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

Wikisoft Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56239	35-2675388
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

315 Montgomery Street San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(800)-706-0806

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01 Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

On May 10, 2021, Wikisoft Corp. a Nevada corporation (“we,” “us,” “our” or the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with White Lion Capital LLC, a Nevada limited liability company (the “Investor”). Pursuant to the Purchase Agreement, the Company has the right, but not the obligation to cause the Investor to purchase up to $20 million of our common stock shares (the “Commitment Amount”) during the period beginning on the execution date of the Purchase Agreement and ending on the earlier of (i) the date on which the Investor has purchased a number of our common stock shares pursuant to the Purchase Agreement equal to the Commitment Amount or (ii) December 31, 2022, at the purchase price set forth in the Purchase Agreement (the “Purchase Price”).

Pursuant to the Purchase Agreement, the “Purchase Price” means 85% of the lowest daily VWAP of the Company’s common stock during the “Valuation Period,” provided, however, upon the Investor purchasing $5,000,000 worth of shares under the Purchase Agreement, the Purchase Price shall change to 90% of the lowest daily VWAP of the Company’s common stock during the Valuation Period. Pursuant to the Purchase Agreement, the “Valuation Period” means the five (5) Business days prior to the closing date of a purchase under the Purchase Agreement.

Upon the Investor purchasing $100,000 worth of common stock shares pursuant to the Purchase Agreement, the Company agreed to issue 50,000 shares of its restricted common stock to the Investor. Additionally, if the Company fails to uplist to OTC Market’s OTCQB Tier within sixty (60) business days after the execution date of the Purchase Agreement or is unable to declare effective a Registration Statement, pursuant to the Registration Rights Agreement described below, within ninety (90) business days from the date the Company’s common stock begins trading on the OTC Market’s OTCQB Tier, the Company agreed to immediately issue 50,000 shares of its restricted common stock to the Investor.

The Purchase Agreement provides that the number of our common stock shares to be sold to the Investor will not exceed the number of shares that, when aggregated together with all other shares of our common stock which the Investor is deemed to beneficially own, would result in the Investor owning more than 4.99% of our outstanding common stock (the “Beneficial Ownership Limitation”). Pursuant to the Purchase Agreement, the Investor may increase the Beneficial Ownership Limitation up to 9.99% at its sole discretion. Pursuant to the Purchase Agreement, the Company and the Investor agreed to indemnify and hold harmless the other party against any damages incurred arising out of the Purchase Agreement, pursuant to the terms set forth in the Purchase Agreement.

The Company or Investor may terminate the Purchase Agreement at any time in the event of a material breach of the Purchase Agreement by the Company or the Investor by sending written to the breaching party. The Purchase Agreement may also be terminated by the Company at any time for any reason by giving written notice to the Investor, and upon such termination by the Company, unless the Company has already issued 50,000 shares of its restricted common stock to the Investor pursuant to Section 2.3 of the Purchase Agreement, the Company will issue 50,000 shares of its restricted common stock to the Investor.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto, and incorporated by reference herein.

Registration Rights Agreement

On May 10, 2021, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investor. Pursuant to the Registration Rights Agreement we agreed to use all reasonable efforts to register, and keep registered, for resale, the shares issued pursuant to the Purchase Agreement with the Securities and Exchange Commission and agreed to file within sixty (60) business days from the date the Company’s common stock begins trading on the OTC Market’s OTCQB Tier, a new Registration Statement on Form S-1 in compliance with the terms of the Registration Rights Agreement, covering the resale of the shares issued pursuant to the Purchase Agreement. The Company agreed to cover all of the expenses incurred in connection with such registration.

Pursuant to the Registration Rights Agreement, the Company and the Investor agreed to indemnify and hold harmless the other party against any damages incurred as a result of the Registration Rights Agreement, pursuant to the terms set forth in the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 hereto, and is incorporated by reference herein.

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Item 7.01. Regulation FD.

On May 12, 2021, the Company issued a Press Release (the “Press Release”) regarding the Purchase Agreement. The Press Release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1 10.2 99.1

Common Stock Purchase Agreement with White Lion Capital, LLC dated May 10, 2021.

Registration Rights Agreement with White Lion Capital, LLC dated May 10, 2021.

Press Release of the registrant issued on May 12, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2021	Wikisoft Corp.

	By:	/s/ Carsten Kjems Falk
	Name: Title:	Carsten Kjems Falk Chief Executive Officer

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